================================================================================
                                 FMC SELECT FUND




                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2000

ADVISED BY:

FIRST MANHATTAN CO.
================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 2.7% for the six months ended April 30, 2000. The Fund trailed the 8.2% average total return of its peer group, the Lipper Flexible Fund Universe, and the 6.0% total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. The Fund trailed these indices because, as value-oriented investors, we remained focused on profitability and valuation, while through mid-March the stock market was driven by two classes of "concept stocks" -- Internet businesses (generally unprofitable, losing money at an accelerating rate and engaged in businesses unlikely to develop the barriers to entry needed for sustained profitability) and technology companies providing Internet infrastructure (generally large cap tech companies growing EPS at 15-40% and selling at 50-150X earnings). More recently, however, the market appears to have shifted in favor of profitable businesses selling at reasonable multiples to earnings, the types of businesses owned by the Fund.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield," which measures how much net income a business generates relative to its price, is one of our preferred measurements. We like to compare this measurement to both the earnings yield available on the S&P Industrials and the yield available from the 30-year U.S. Treasury. As of April 30, 2000, the equity portion of the Fund's portfolio had an earnings yield of 5.2%, significantly above the S&P Industrials' 3.1% earnings yield. The portfolio's earnings yield was slightly below the 6.0% yield available on the 30-year U.S. Treasury. While the interest coupon paid on the 30 year U.S. Treasury will not grow, the portfolio's earnings are estimated to increase by 70% over the next five years, which would increase the earnings yield to 8.9% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses that are selling at attractive valuations compared to the S&P Industrials Index.

--------------------------------------------------------------------------------
                                     FMC SELECT FUND      S&P INDUSTRIALS INDEX
                                    ------------------    ----------------------
QUALITY
-------
Return-on-Equity (ROE) [1]                 19%                  20%
Period Needed to Retire
   Debt from Free Cash Flow [2]          2 Years              8 Years
Estimated Annual EPS Growth
   for 2000-2005                           11%                   7%
VALUATION
---------
2000 Estimated Price/Earnings             19.2X                32.4X
--------------------------------------------------------------------------------

[1] ROE is based on net income for the trailing four quarters ended 3/31/00 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprises' underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

Since we last reported to you, the Fund established a position in CVS, the largest U.S. drug chain as measured by number of locations. CVS started in 1963 as Consumer Value Stores in Massachusetts and has since grown to over 4,100 stores. CVS is a major beneficiary of aging demographics, the increasing role of pharmaceuticals in healthcare and the consolidation of drug retailing. CVS consistently grew earnings in excess of 15% during the roughly three decades that it was part of Melville Corp. and has grown at an accelerated rate since being spun-off from Melville in 1996. CVS has a 17% ROE; return on capital has remained high during past recessions because of the limited cyclicality of drug retailing. The economics of CVS differ from those of most retailers in that CVS actually generates free cash flow and is able to manage the business with limited leverage.

CVS has moved faster than other drug retailers to adopt new ideas. It has developed a significant presence on the Internet, further strengthened by exclusive alliances with Healtheon/WebMD, the largest provider of medical information on the Internet, and Merck-Medco, the largest pharmacy benefits manager. It is the only drug chain offering customers information on potential side effects between prescribed drug and herbal remedies that they may be taking. We were able to purchase CVS at an average of 18X 2000 estimated EPS of $1.80 or about 55% of the multiple of the S&P Industrials.

Our investment process remains focused on owning good businesses, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as return on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. While these defensive qualities may be less appreciated after nine consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

We continue to work hard analyzing the Fund's existing and prospective investments, Thank you for your continued confidence.

Sincerely yours,

/s/signature omitted         /s/signature omitted         /s/signature omitted

Bernard Groveman             William McElroy              A. Byron Nimocks
Equity Manager               Fixed Income Manager         Equity Manager

                      TOTAL RETURN (1)
-----------------------------------------------------
                       Annualized         Annualized
   One Year             3 Year            Inception
   Return(2)             Return             to Date
-----------------------------------------------------
   3.61%                 16.44%             19.11%

Comparison of Change in the Value of a $10,000 Investment in the FMC Select Fund, versus the S&P 500 Composite Index, the Merrill Lynch 1-10 Year Corporate/Government Bond Index, and an 80/20 Blend of the Referenced S&P and Merrill Indices.

[Graphic Omitted] Plot Points as follows:
                                80/20 Blend of S&P
                    FMC         and Merrill Indices
5/31/95          10,000                      10,000
10/31/95         10,844                      10,874
10/31/96         13,445                      13,076
10/31/97         17,547                      16,612
10/30/98         19,268                      19,899
4/30/99          22,771                      23,968
4/30/00          23,379                      25,427

[Graphic Omitted] Plot Points as follows:
                    FMC            S&P      Merrill Lynch 1-10 Year
                                            Corp./Gov't. Bond Index
5/31/95           10000          10000        10000
10/31/95          10844          11005        10353
10/31/96          13445          13654        10948
10/31/97          17547          18039        11781
10/30/98          19268          22006        12864
4/30/99           22771          27655        12971
4/30/00           23379          29646        13125



1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
2One year return is for the period  beginning  5/1/99 and ending 4/30/00.
3The FMC Select Fund commenced operations on May 8, 1995. The performance reflected in the graph begins at the end of the month operations commenced.

[Pie Chart Omitted] Plot Points are as follows:
Portfolio Composition

Preferred Stock 0%
Miscellaneous Business Services 1%
Special Chemicals 1%
Healthcare 1%
U.S. Treasury Obligations 1%
Miscellaneous Industrial 2%
Auto & Truck Related 2%
Consumer Products 2%
Computers & Services 2%
Drugs 3%
Household Products 4%
Technology 4%
U.S. Gov't. Agency Obligations 5%
Diversified Operations 5%
Banks 6%
Corporate Obligations 6%
Medical Products & Services 7%
Media 8%
Financial Services 11%
Professional Services 13%
Retail 14%

% of Total Net Assets

As of April 30, 2000, approximately 84% of the Fund's assets were invested in equities, within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents

STATEMENT OF NET ASSETS                                         FMC SELECT FUND

April 30, 2000                                                       (Unaudited)

                                                                                                       Market
                                                                                                        Value
FMC SELECT FUND                                                                          Shares         (000)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (84.1%)
AUTO & TRUCK RELATED (1.6%)
   Snap-On Tools ..............................................................          61,500       $ 1,626
                                                                                                      -------
BANKS (5.9%)
   Bank of America ............................................................          47,045         2,305
   Compass Bancshares .........................................................          29,050           537
   Dime Bancorp ...............................................................          70,900         1,329
   North Fork Bancorp .........................................................          94,500         1,530
   TF Financial ...............................................................          32,000           428
                                                                                                      -------
                                                                                                        6,129
                                                                                                      -------
COMPUTERS & SERVICES (2.1%)
   Acxiom* ....................................................................          79,616         2,150
                                                                                                      -------
CONSUMER PRODUCTS (1.6%)
   Kimberly-Clark .............................................................          28,600         1,661
                                                                                                      -------
DIVERSIFIED OPERATIONS (5.4%)
   Berkshire Hathaway, Cl A* ..................................................              41         2,431
   Berkshire Hathaway, Cl B* ..................................................           1,631         3,125
                                                                                                      -------
                                                                                                        5,556
                                                                                                      -------
DRUGS (2.7%)
   Abbott Laboratories ........................................................          73,000         2,806
                                                                                                      -------
FINANCIAL SERVICES (10.8%)
   C.I.T. Group, Cl A .........................................................         101,710         1,723
   Fannie Mae .................................................................          23,000         1,387
   Freddie Mac ................................................................          72,000         3,307
   Household International ....................................................         112,545         4,699
                                                                                                      -------
                                                                                                       11,116
                                                                                                      -------
HEALTHCARE (1.2%)
   Johnson & Johnson ..........................................................          15,000         1,237
                                                                                                      -------
HOUSEHOLD PRODUCTS (3.6%)
   Reckitt Benckiser* .........................................................         364,400         3,768
                                                                                                      -------
MEDIA (8.2%)
   E.W. Scripps ...............................................................          13,000           607
   Gannett ....................................................................          45,900         2,932
   Harte-Hanks Communications .................................................         197,700         4,893
                                                                                                      -------
                                                                                                        8,432
                                                                                                      -------
MEDICAL PRODUCTS & SERVICES (7.0%)
   IMS Health .................................................................         194,800         3,324
   Stryker ....................................................................          54,100         3,888
                                                                                                      -------
                                                                                                        7,212
                                                                                                      -------



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 2000                                                      (Unaudited)

                                                                                         Shares/       Market
                                                                                       Face Amount      Value
FMC SELECT FUND (continued)                                                               (000)         (000)
---------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (0.6%)
   Personnel Group of America* ................................................          76,000       $   399
   York Group .................................................................          42,100           205
                                                                                                      -------
                                                                                                          604
                                                                                                      -------
MISCELLANEOUS INDUSTRIAL (1.5%)
   IDEX .......................................................................          49,385         1,543
                                                                                                      -------
PROFESSIONAL SERVICES (12.7%)
   Gartner Group, Cl B* .......................................................         255,862         2,767
   ITT Educational Services* ..................................................         200,600         3,586
   Robert Half International* .................................................         109,300         6,681
                                                                                                      -------
                                                                                                       13,034
                                                                                                      -------
RETAIL (14.4%)
   Autozone* ..................................................................         119,100         2,732
   CVS ........................................................................         144,000         6,264
   Dollar General .............................................................         146,395         3,349
   InterTAN* ..................................................................         177,000         2,445
                                                                                                      -------
                                                                                                       14,790
                                                                                                      -------
SPECIAL CHEMICALS (0.9%)
   Great Lakes Chemical .......................................................          35,000           943
                                                                                                      -------
TECHNOLOGY (3.9%)
   First Data .................................................................          82,725         4,028
                                                                                                      -------
TOTAL COMMON STOCKS
   (Cost $64,417) .............................................................                        86,635
                                                                                                      -------


PREFERRED STOCK (0.0%)
   Fresenius National Medical Care* ...........................................          20,400             1
                                                                                                      -------
TOTAL PREFERRED STOCK
   (Cost $0) ..................................................................                             1
                                                                                                      -------


CORPORATE OBLIGATIONS (6.1%)
   BellSouth Trust.............................................................
        9.190%, 07/01/03 ......................................................          $  124           127
   Block Financial.............................................................
        6.750%, 11/01/04 ......................................................             615           571
   Bond-Backed Certificate IBM.................................................
        7.350%, 06/01/17 ......................................................             488           485
   Citibank Credit Card Master Trust I.........................................
        6.050%, 01/15/10 ......................................................             480           438
   Dow Chemical................................................................
        8.040%, 07/02/05 ......................................................             500           506

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 2000                                                       (Unaudited)

                                                                                           Face        Market
                                                                                          Amount        Value
FMC SELECT FUND (continued)                                                                (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (CONCLUDED)
   Eastman Kodak...............................................................
        9.750%, 10/01/04 ......................................................          $  300       $   325
   Geico.......................................................................
        7.500%, 04/15/05 ......................................................             200           201
   General Electric Capital....................................................
        8.850%, 04/01/05 ......................................................             250           263
   General Motors..............................................................
        8.950%, 07/02/09 ......................................................             699           707
   Manufacturers & Traders Trust...............................................
        8.125%, 12/01/02 ......................................................             250           251
   May Department Stores.......................................................
        9.750%, 02/15/21 ......................................................             415           486
   McCormick & Company.........................................................
        6.240%, 02/01/06 ......................................................             250           236
   Monsanto....................................................................
        8.130%, 12/15/06 ......................................................             555           567
   Ryder System................................................................
        6.500%, 05/15/05 ......................................................             250           232
   Simon Debartolo.............................................................
        6.875%, 11/15/06 ......................................................             400           363
   Union Pacific...............................................................
        7.600%, 05/01/05 ......................................................             250           244
   Wilmington Trust............................................................
        6.625%, 05/01/08 ......................................................             270           242
                                                                                                      -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $6,565) ..............................................................                         6,244
                                                                                                      -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.7%)......................................
   Export Funding Trust Series 1994-A..........................................
        7.890%, 02/15/05 ......................................................             250           253
   Federal National Mortgage Association.......................................
        6.595%, 12/01/03 ......................................................             484           473
   Financial Assistance Corporation............................................
        9.375%, 07/21/03 ......................................................             200           212
   Government Trade Trust, Ser 1995 A..........................................
        8.010%, 03/01/07 ......................................................             195           199
   Guaranteed Export Certificates, Ser 1994-B..................................
        7.460%, 12/15/05 ......................................................             261           261
   Guaranteed Export Certificates, Ser 1995-A, Cl A............................
        6.280%, 06/15/04 ......................................................             318           311
   Guaranteed Trade Trust, Ser A...............................................
        7.020%, 09/01/04 ......................................................             113           112
   Private Export Funding......................................................
        6.670%, 09/15/09 ......................................................             225           215
   Overseas Private Investment.................................................
        6.080%, 08/15/04 ......................................................             440           429
        6.930%, 12/15/08 ......................................................             800           791

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         FMC SELECT FUND

April 30, 2000                                                       (Unaudited)

                                                                                           Face        Market
                                                                                          Amount        Value
FMC SELECT FUND (concluded)                                                                (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONCLUDED)
   Small Business Administration, Ser 1996-10F.................................
        6.500%, 11/01/06 ......................................................          $  249       $   243
   Small Business Administration, Ser 1997-20 L................................
        6.550%, 12/01/17 ......................................................             448           423
   Small Business Administration, Ser 1998 ....................................
        6.150%, 04/01/18 ......................................................             364           335
   Union Finl Svcs Taxable Student Loan 1998-A
        5.500%, 09/01/05 ......................................................             380           353
   U.S. Department of Housing & Urban Development, Ser 99-A
        5.750%, 08/01/06 ......................................................             265           244
                                                                                                      -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $5,053) ..............................................................                         4,854
                                                                                                      -------


U.S. TREASURY OBLIGATIONS (1.4%)
   U.S. Treasury Bills
        5.420%, 07/20/00 ......................................................               8             8
        5.760%, 09/07/00 ......................................................              22            22
        5.770%, 09/14/00 ......................................................             942           921
        5.780%, 10/05/00 ......................................................             549           535
                                                                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $1,486) ..............................................................                         1,486
                                                                                                      -------
TOTAL INVESTMENTS (96.3%)
   (Cost $77,521) .............................................................                       $99,220
                                                                                                      -------
OTHER ASSETS AND LIABILITIES, NET (3.7%) ......................................                         3,799
                                                                                                      -------
NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 5,970,345 outstanding shares of beneficial interest .............                        77,639
   Undistributed Net Investment Income ........................................                           240
   Accumulated Net Realized Gain on Investments ...............................                         3,441
   Net Unrealized Appreciation on Investments .................................                        21,699
                                                                                                     --------
TOTAL NET ASSETS (100.0%) .....................................................                      $103,019
                                                                                                     ========
   Net Asset Value, Offering and Redemption
     Price Per Share ..........................................................                        $17.26
                                                                                                     ========

*NON-INCOME PRODUCING SECURITY

CL -- CLASS
SER -- SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                         FMC SELECT FUND

For the six-month period ended April 30, 2000                        Unaudited)

FMC SELECT FUND                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income (net of foreign taxes withheld of $6)................................           $   413
   Interest Income .....................................................................               578
---------------------------------------------------------------------------------------------------------------------------
     Total Investment Income............................................................               991
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ............................................................               427
   Administrative Fees .................................................................                80
   Transfer Agent Fees .................................................................                14
   Professional Fees ...................................................................                22
   Printing Fees .......................................................................                17
   Registration and Filing Fees ........................................................                 6
   Organization Costs...................................................................                 2
   Custodian Fees ......................................................................                 5
   Insurance and Other Fees ............................................................                 3
   Trustee Fees ........................................................................                 3
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses, Net ...............................................................               579
---------------------------------------------------------------------------------------------------------------------------
       Net Investment Income ...........................................................               412
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ..............................................             3,442
   Net Change in Unrealized Appreciation of Investment Securities ......................           $(1,502)
---------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ...................................             1,940
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations.................................           $ 2,352
============================================================================================================================



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              FMC SELECT FUND

For the six-month period ended April 30, 2000 (Unaudited) and for the year ended October 31, 2000

                                                                                           FMC SELECT FUND
                                                                                        ---------------------
                                                                                        11/01/99    11/01/98
                                                                                       TO 04/30/00 TO 10/31/99
                                                                                          (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................................................       $    412      $   827
   Net Realized Gain from Securities Sold ......................................          3,442       14,108
   Net Change in Unrealized Appreciation of Investment Securities ..............         (1,502)       3,272
---------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.......................          2,352       18,207
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................................           (409)        (681)
   Realized Capital Gains.......................................................        (14,109)      (4,769)
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions .......................................................        (14,518)      (5,450)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................................................          3,130       13,047
   Reinvestment of Cash Distributions ..........................................         14,515        5,232
   Cost of Shares Redeemed .....................................................        (18,029)     (15,428)
---------------------------------------------------------------------------------------------------------------------------
    (Decrease) Increase in Net Assets Derived from Capital Share Transactions...           (384)       2,851
---------------------------------------------------------------------------------------------------------------------------
     Total (Decrease) Increase in Net Assets ...................................        (12,550)      15,608
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................................................        115,569       99,961
---------------------------------------------------------------------------------------------------------------------------
   End of Period ...............................................................       $103,019     $115,569
===========================================================================================================================
   Shares Issued and Redeemed:
    Shares Issued ..............................................................            186          704
    Shares Issued in Lieu of Cash Distributions ................................            883          303
    Shares Redeemed ............................................................         (1,075)        (823)
---------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Share Transactions .............................             (6)         184
============================================================================================================================











    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                             FMC SELECT FUND

For the six-month period ended April 30, 2000 (Unaudited) and for the periods ended October 31.

For a share outstanding throughout each period

                                                                                                                Ratio      Ratio
          Net                                                          Net                 Net                  of Net   of Expenses
         Asset             Realized and Distributions Distributions   Asset               Assets     Ratio    Investment to Average
         Value      Net     Unrealized     from Net       from        Value                End    of Expenses   Income   Net Assets
       Beginning Investment  Gains on     Investment     Capital       End      Total   of Period to Average  to Average (Excluding
       of Period   Income   Securities      Income        Gains     of Period   Return    (000)   Net Assets  Net Assets   Waivers)
       --------- ---------- ----------- ------------- ------------- ---------   ------  --------- ----------- ---------- -----------

----------------
FMC SELECT FUND
----------------
2000     $19.34     0.06       0.32        (0.06)        (2.40)        $17.26    2.67%+  $103,019    1.08%*      0.77%*     1.08%*
1999     $17.26     0.14       2.88        (0.11)        (0.83)        $19.34   18.18%   $115,569    1.08%       0.73%      1.08%
1998     $16.82     0.17       1.43        (0.17)        (0.99)        $17.26    9.81%   $ 99,961    1.09%       1.01%      1.11%
1997     $13.42     0.16       3.81        (0.16)        (0.41)        $16.82   30.51%   $ 75,691    1.10%       1.08%      1.17%
1996     $10.97     0.14       2.48        (0.14)        (0.03)        $13.42   23.99%   $ 47,909    1.10%       1.10%      1.20%
1995(1)  $10.00     0.10       0.96        (0.09)          --          $10.97   10.60%+  $ 27,202    1.10%*      1.96%*     1.57%*


           Ratio
           of Net
         Investment
           Income
         to Average
         Net Assets             Portfolio
         (Excluding             Turnover
          Waivers)                Rate
        -----------            ---------

----------------
FMC SELECT FUND
----------------
2000       0.77%*               17.85%
1999       0.73%                26.23%
1998       0.99%                29.72%
1997       1.01%                21.71%
1996       1.00%                24.39%
1995(1)    1.49%*                1.87%


 *  Annualized

(1) The FMC Select Fund  commenced  operations on May 8, 1995.
 +  Total Return is for the period indicated and has not been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                   FMC SELECT FUND

April 30, 2000                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees.

FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                       FMC SELECT FUND

April 30, 2000                                                       (Unaudited)

3. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES:

In April 1998, the AICPA issued Statement of Position ("SOP") No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .15% of the Funds' average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a DistributionAgreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2000 are as follows:

                                            (000)
                                         -----------
Purchases
  U.S. Government .....................    $   500
  Other ...............................     17,976
Sales
  U.S. Government .....................      2,297
  Other ...............................     19,693

At April 30, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 2000, is as follows:

                                            (000)
                                         -----------
Aggregate gross unrealized
  appreciation ........................    $27,923
Aggregate gross unrealized
  depreciation ........................     (6,224)
                                           -------
Net unrealized appreciation ...........    $21,699
                                           =======

                                      NOTES

                                 FMC SELECT FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.


FMC-F-004-06